UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2019

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Global Blood Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37539	27-4825712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

171 Oyster Point Blvd., Suite 300

South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

(650) 741-7700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 17, 2019, Global Blood Therapeutics, Inc. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with funds managed by Pharmakon Advisors LP, BioPharma Credit PLC, as collateral agent and a lender, and Biopharma Credit Investments V (Master) LP, as a lender (together, “the Lenders”), for a senior secured credit facility consisting of an initial term loan of seventy-five million dollars ($75,000,000), with the ability to draw an additional seventy-five million dollars ($75,000,000) until December 31, 2020 (collectively, the “Term Loan”).

The facility carries a 72-month term with interest only payments on the Term Loan for the first 39 months. The Term Loan will mature in December 2025 and bear an interest rate of 7.00% plus the LIBOR rate. The Term Loan is subject to mandatory prepayment provisions that require prepayment upon change of control.

The obligations under the Loan Agreement are secured by a first priority security interest in and a lien on substantially all of the assets of the Company, subject to certain exceptions.

The Loan Agreement contains certain customary representations and warranties, affirmative and negative covenants and events of default applicable to the Company and its subsidiaries. If an event of default occurs and is continuing, the Lenders may, among other things, accelerate the loans and foreclose on the collateral.

The foregoing description of the terms of the Loan Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Loan Agreement, which the Company intends to file as an exhibit to its Annual Report on Form 10-K for the fiscal year ending December 31, 2019.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above with respect to the Loan Agreement is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Blood Therapeutics, Inc.

Date: December 18, 2019	By:	/s/ Jeffrey Farrow
Jeffrey Farrow
Chief Financial Officer (Principal Financial Officer)